Exhibit 10.2

AFFILIATE STOCK PURCHASE AGREEMENT

This Affiliate Stock Purchase Agreement (this "Agreement") is made as of December 3, 2009

BETWEEN

Daniel R. MacLean, 7900 East Union Avenue Suite 1100, Denver Colorado 80237 (the "Seller")

AND:

Gloria Ramirez-Martinez, Lic. Gloria Alicia Ramirez Martinez, Fraccionamiento Nuevo Celaya, Celaya, Guanajuato, Mexico 38020 (the "Purchaser")

WHEREAS:

A.

The Seller is the owner of 1,500,000 restricted shares of common stock of Medzed, Inc., a Nevada corporation (the "Company"); and

B.

The Seller proposes to sell to the Purchaser the 1,400,000 restricted shares of common stock of the Company currently owned by the Seller (the "Purchased Shares"), on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

PURCHASE AND SALE

The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares for an aggregate purchase price of US $15,000 (the "Purchase Price") payable on the Closing Date (as defined below).

2.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller warrants, covenants and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)

immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b)

the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby; and

(c)

the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act");

(d)

to the best of the knowledge, information and belief of the Seller there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

(e)

as of the Closing Date the Seller shall not be indebted to the Company and the Company shall not be indebted to the Seller;

(f)

the Seller does not now, nor will it prior to or on the Closing Date, own, either directly or indirectly, or exercise direction or control over any common shares of the Company other than the Purchased Shares;

(g)

the authorized capital of the Company consists of 50,000,000 common shares, par value $0.0001, of which a total of 2,500,000 common shares have been validly issued, are outstanding and are fully paid and non-assessable;

(h)

no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

(i)

Reserved.

(j)

the Company does not beneficially own, directly or indirectly, shares in any other corporate entity;

(k)

the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Financial Statements;

(l)

the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; no person has a right to purchase or acquire or receive any equity or debt security of the Company;

(m)

the Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(n)

contemporaneously herewith, the Seller as a director will appoint the Purchaser to the Board of Directors of the Company;

(o)

the Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement; and

(p)

there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

3.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1

The Purchaser hereby represents and warrants to the Seller:

(a)

The Purchaser understands that the Company’s shares of Common Stock have not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency.

(b)

The Purchaser is not an underwriter and would be acquiring the Company’s shares of Common Stock solely for investment purpose for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

(c)

Purchaser acknowledges that he has read this agreement, understands the contents hereof, and warrants the truth of each of the representations contained herein;

(d)

The Purchaser understands the speculative nature and risks of investments associated with the Company, and confirms that the shares of Common Stock would be suitable and consistent with his or her investment program; and, that his or her financial position enable him or her to bear the risks of this investment;

(e)

The shares of Common Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts.

(f)

To the extent that any federal, and/or state securities laws shall require, the Purchaser hereby agrees that any shares of Common Stock acquired pursuant to this Agreement shall be without preference as to assets;

(g)

The Company is under no obligation to register or seek an exemption under any federal securities act, state securities act, or any foreign securities act for any shares of Common Stock of the Company or to cause or permit such shares of Common Stock to be transferred in the absence of any such registration or exemption;

(h)

The Purchaser has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Purchaser has been given: (1) All material books, records, documents, correspondence, and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all reports filed with the Securities and Exchange Commission; and, (4) an opportunity to question the appropriate executive officers of the Company.

(i)

The Purchaser has satisfied the suitability standards imposed by his or her place of residence and has a pre-existing business relationship with the Company;

(j)

The Purchaser has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares of Common Stock in the foreseeable future (that is at the time of the investment, Purchaser can afford to hold the investment for an indefinite period of time);

(k)

The Purchaser has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment. Further, Purchaser represents and warrants that he is able to evaluate and interpret the information furnished to him by the Company and is capable of reading and interpreting financial statements;

(l)

The Purchaser warrants and represents that he is a "sophisticated investor" as that term is defined in United States court decisions and the rules, regulations and decisions of the United States Securities and Exchange Commission.

(m)

The Purchaser warrants and represents that he is an "accredited investor" as that term is defined in Section 2(15)(i) or (ii) of the Securities Act of 1933.

3.2

The Purchaser agrees not to engage in hedging transactions with regard to the Purchased Shares accept in compliance with the Securities Act.

4.

MISCELLANEOUS

4.1

The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

4.2

Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

4.3

There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

4.4

This Agreement will be governed by and construed in accordance with the laws of the State of California. The parties hereby attorn to the jurisdiction of the courts of San Diego, with respect to any legal proceedings arising from this Agreement.

4.5

The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of three years.

4.6

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

4.7

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

SELLER:

Daniel R. MacLean

/s/ Daniel MacLean

(Signature)

PURCHASER:

Gloria Ramirez-Martinez

/s/ Gloria Ramirez-Martinez

(Signature)

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